                                                                    Exhibit 99.2

                                   Exhibit A
                     Existing Underlying Master Agreements


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              AGREEMENT                               PARTIES                                 DATE
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
Enfolio Master Firm                      Enron North America Corp and           December 1,
Purchase/Sale Agreement                  Calpine Energy Services, L.P.          2000
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Master Energy Purchase and               Enron Power Marketing, Inc. and        December 27,
Sale Agreement                           Calpine Energy Services, L.P. f/k/a    1999
                                         Calpine Power Services Company
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ISDA Master Agreement                    Enron North America Corp. and          October 20, 1999
                                         Calpine Energy Services, L.P.
                                         f/k/a Calpine Power Services
                                         Company
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